Exhibit 10.3
REVOLVING LINE OF CREDIT PROMISSORY NOTE

$40,000,000.00	October 15, 2006
     FOR VALUE RECEIVED, in the manner, on the dates and in the amounts herein stipulated, NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (“Borrower”), hereby promises and agrees to pay to the order of WESTERN NATIONAL BANK, a national banking association (“Lender”), in Midland, Midland County, Texas, the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) (the “Total Principal Amount”), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note (this “Note”) is less than the Total Principal Amount, together with interest at the rate of Seven and one-half percent (7.50%) per annum on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid as hereinafter provided. Interest on the indebtedness evidenced by this Note shall be calculated on the basis of a three hundred sixty (360) day year.
     This Note is given in renewal, extension and modification, but not in extinguishment, of that certain Revolving Line of Credit Promissory Note dated January 3, 2006, in the original principal amount of $2,000,000.00, as modified effective March 24, 2006, and further modified on August 28, 2006, which note was given in renewal, extension and modification, but not in extinguishment, of that certain Revolving Line of Credit Promissory Note dated January 3, 2005, in the original principal amount of $2,000,000.00, as modified effective May 1, 2005, which note was given in renewal, extension and modification, but not extinguishment, of that certain Revolving Line of Credit Promissory Note, dated May 28, 2004, in the original principal amount of $750,000.00, which note was given in renewal, extension and modification, but not in extinguishment, of that certain Revolving Line of Credit Promissory Note dated March 26, 2003, as modified effective March 15, 2004, by and between Borrower and Lender, and is the Revolving Line of Credit Promissory Note referred to in the Second Amended and Restated Loan Agreement, dated as of November 3, 2003, as subsequently amended and restated from time to time (the “Prior Loan Agreements”). This Note is made pursuant to that certain Seventh Amended and Restated Loan Agreement, as the same may be amended, supplemented or otherwise modified from time to time (the “Loan Agreement”), by and among Borrower, the Guarantor, and the Lender, and is subject to the terms and conditions thereof. Reference is made to the Loan Agreement for provisions for the disbursement of funds hereunder and for a further statement of the rights, remedies, powers, privileges, benefits, duties and obligations of Borrower and Lender under the Loan Agreement and this Note. Terms used herein which are defined in the Loan Agreement shall have such defined meanings unless otherwise defined herein. The holder of this Note shall be entitled to the benefits of the Loan Agreement.
     Advances and Subsequent Advances under this Note shall be made in accordance with the provisions of the Loan Agreement. Subject to the terms hereof and of the Loan Agreement, Borrower may borrow, repay and reborrow at any time and from time to time under this Note; provided, however, that the principal sum outstanding hereunder at any one time shall never exceed the lesser of (i) $40,000,000.00 or (ii) the amount available for advance under this Note calculated in accordance with the terms of the Loan Agreement.
     Interest on the outstanding principal balance of this Note shall be due and payable monthly on the first (1stth) day of each month, commencing November 1, 2006. The then outstanding principal balance of this Note and all accrued and unpaid interest shall be due and payable on October 1, 2008. All of the past due principal and accrued interest hereunder shall, at the option of Lender, bear interest from maturity (stated or by acceleration) until paid at a rate per annum equal to the Highest Lawful Rate. The interest rate on this Note is a fixed rate until maturity. Any adjustment downward as a result of Borrower’s request or otherwise is subject to an adjustment fee.
     This Note is secured as provided in the Loan Agreement and in the other Loan Papers, to which reference is hereby made for a description of the properties and assets in which a lien and security interest has been granted, the nature and extent of the security, the terms and conditions upon which the liens and security interests were granted and the rights of the holder of this Note with respect thereto.
     Time is of the essence of this Note. Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement (after expiration of any applicable notice and cure periods), all amounts then remaining unpaid on (a) this Note and (b) the Multiple Advance Term Note dated October 15, 2006, from Borrower to Lender in the original principal amount of $16,891,105.87, shall become, or may be declared to be, immediately due and payable, all as provided therein.
     Upon the occurrence and during the continuance of any Event of Default, or if Borrower or Guarantor become insolvent, however evidenced, Lender is hereby authorized at any time and from time to time, without prior notice to Borrower or Guarantor, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held or other indebtedness at any time owing by Lender to or for the credit or the account of Borrower or Guarantor against any and all of the Obligations, irrespective of whether or not Lender shall have made any demand under the Loan Agreement or this Note and although such Obligations may be unmatured. Lender agrees promptly to notify Borrower or Guarantor after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.
     Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collecting or bringing suit and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this Note shall not be affected, diminished or impaired by any (a) release of any security at any time existing for this Note, (b) substitution for any security at any time existing for this Note, or (c) failure to perfect (or to maintain perfection of) any lien on or security interest in any such security, in each case in whole or in part, with or without notice, before or after maturity.
     It is the intention of Borrower and Lender that Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated by the Loan Agreement and this Note would be usurious as to Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to Lender notwithstanding the other provisions of the Loan Agreement and this Note), then, in that event, notwithstanding anything to the contrary in this Note, the Loan Agreement or any other Loan Paper or other agreement entered into in connection with or as security for this Note, (i) the aggregate of all consideration which is contracted for, taken, reserved, charged or received by Lender under this Note, the Loan Agreement or any other Loan Paper or agreement entered into in connection with or as security for this Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Obligations to Lender (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower); and (ii) in the event that the maturity of this Note is accelerated by reason of an Event of Default under the Loan Agreement or otherwise, or in the event of any prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be cancelled automatically by Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Obligations (or, to the extent that the principal amount of such Obligations shall have been or would thereby be paid in full, refunded by Lender to the Borrower).
     To the extent that Texas Finance Code Section 303.002 is relevant to Lender for the purposes of determining the Highest Lawful Rate, the applicable rate ceiling under such provisions shall be determined by the indicated (weekly) rate ceiling from time to time in effect, subject to Lender’s right subsequently to change such method in accordance with applicable law. Notwithstanding anything to the contrary contained herein or in any of the other Loan Papers, it is not the intention of the Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS. THIS NOTE HAS BEEN ENTERED INTO IN MIDLAND COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN MIDLAND

COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER, WHETHER AT LAW OR IN EQUITY, AND VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURTS, SHALL BE LAID IN MIDLAND COUNTY, TEXAS. BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION IN MIDLAND COUNTY, TEXAS AND WAIVES ANY RIGHTS IT MAY HAVE TO BE SUED ELSEWHERE.
     BORROWER AND THE HOLDER OF THIS NOTE (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND SUCH HOLDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, AND OTHER LOAN DOCUMENT OR ANY RELATIONSHIP BETWEEN HOLDER AND BORROWER RELATED TO THE LOAN EVIDENCED BY THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE HOLDER OF THIS NOTE TO PROVIDE THE FINANCING DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS.
     THIS NOTE, THE LOAN AGREEMENT, AND THE OTHER LOAN PAPERS REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, President

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